Pax World Funds Series Trust I and
Pax World Funds Series Trust III

Supplement Dated September 30, 2021
to the Prospectus, dated May 1, 2021

Effective September 30, 2021, the name of the Impax Sustainability Score will change to the “Impax Systematic ESG Rating.” Accordingly, each reference in the Prospectus to the Impax Sustainability Score will be replaced with the new name.

PAX093021